Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Capital Corp of the West	Case no.: 09-14298-B-11F

MONTHLY REPORT OF
OPERATIONS
MONTH ENDING 30-Nov 2009
Debtor in possession hereby submits its Monthly Report on the Cash Basis of accounting.
CASH BASIS
Attached hereto are the following schedules:

A.	Cash Receipts and Cash Disbursements	1

B.	Summary of Receipts & Disbursements to Date	2

C.	Balance in Debtor in Possession Account	2

D.	Balance in Tax Account	2

E.	Balance in Citibank DIP Account	N/A

F.	Post Petition Debts	N/A

G.	Accounts Receivable Balance	N/A

H.	Inventory Balance	N/A

I.	Federal and State Taxes	4

J.	Monthly Operating Statement Questionnaire	5

K.	Other Appropriate Schedules	6

NOTES:	Schedules A, B, C, F, I & J MUST be filed.

	Attach Schedules D, E, G, H & K if they are maintained in the ordinary course of the business.

SCHEDULE A
CASH RECEIPTS AND DISBURSEMENTS
RECEIPTS

Cash sales	N/A

Rents collected	N/A

Accounts receivable collected	—

Other receipts (describe):
a.

b.

1. TOTAL RECEIPTS		$—

DISBURSEMENTS

Payments to vendors for merchandise	N/A

Net payroll paid	33,365.24

Payroll taxes paid/deposited to tax account:
Employee withholdings	N/A

Employer portion	N/A

Sales taxes paid/deposited to tax account	N/A

Other disbursements (describe):
a. Computer & Internet Costs	$3,149.69

b. Office Supplies	233.71

c. Travel Expenses	—

d. Public Disclosure Issuance Costs	10,475.49

e. Rent Expense	1,295.00

f. Telephone Expense	160.19

g. General Liability Insurance	—

h. U. S Trustee Fees	—

i. Shareholder Registration & Maintenance	995.00

j. Tax Return Preparation	70.00

k. Creditor’s Committee Legal Fees	—

1. Director Fees	—

Miscellaneous (attach listing)

Living allowance or draw	N/A

2. TOTAL DISBURSEMENTS		$49,744.32

3. Receipts OVER or (UNDER) disbursements		$(49,744.32)

SCHEDULE B
SUMMARY OF CASH TRANSACTIONS
SINCE FILING PETITION

4. Total receipts to date (Prior month Schedule B line 4 plus current month Schedule A line 1)	$439,653.55

5. Total disbursements to date (Prior month Schedule B line 5 plus current month Schedule A line 2)	$410,683.15

6. Net receipts over (under) disbursements	$28,970.40

SCHEDULE C — SEE ATTACHED SPREADSHEET BALANCE IN DEBTOR IN POSSESSION ACCOUNT

Balance at end of last month	$6,781,488.85

Net transactions for this month (Line 3 - Schedule A)	(17,330.28)

Balance at end of this month	$6,764,158.57

SCHEDULE D — SEE ATTACHED SPREADSHEET BALANCE IN TAX ACCOUNT

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct payments to taxing agencies

Balance at end of this month	$—

SCHEDULE E – SEE ATTACHED SPREADSHEET BALANCE IN ACCOUNTS

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct disbursements	—

Balance at end of this month	$—

SCHEDULE F
POST PETITION DEBTS

Balance at end of last month ----------- Not Applicable	$—

Add debts incurred this month	—

Subtotal	$—

Deduct payments made this month on this balance	—

Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month. (Attach listing)	$—

SCHEDULE G
ACCOUNTS RECEIVABLE BALANCE

Balance of receivables at end of last month --------- Not Applicable	$—

Add new receivables for this month	—

Subtotal	$—

Deduct accounts collected (From Schedule A)	—

Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month (Attach listing)	$—

SCHEDULE H
INVENTORY AND COST OF GOODS SOLD

Inventory balance at end of last month --------- Not Applicable	$—

Add merchandise purchase	—

Total inventory available	$—

Adjustments (Explain on separate sheet)	—

Less inventory balance at end of this month	—

Total (Cost of goods sold)	$—

SCHEDULE I
FEDERAL AND STATE TAXES

1. Tax balance at end of last month --------- Not Applicable	$—

PAYROLL TAX LIABILITY THIS MONTH:
Period:☐ Weekly ☐ Biweekly ☐ Semimonthly ☐ Monthly
Fed. Employer or S.S. #                      EDD ID#

Withholdings:
Federal income tax	$—

FICA withheld

State income tax

State disability

Employer tax liability:
FICA

Federal unemployment

State unemployment

2. Total payroll taxes due		$—

SALES TAX LIABILITY THIS MONTH:
State Board of Equalization ID#
Sales tax liability	$—

Other (excise, city, business, etc.)

3. Total sales taxes due		$—

SUMMARY OF TAX PAYMENTS MADE THIS MONTH:

Payee	Date Paid	Bank Acct. #	Check #	Amount
$ —

4. Total payments made				$ —

Tax balance at end of this month (add line 1+2+3 less line 4)				$ —

SCHEDULE J
MONTHLY OPERATING STATEMENT QUESTIONNAIRE

		Yes	No	N/A
1.	Copies of checkbooks or receipts and disbursements listings attached:
	Debtor in possession account (Activated As Of June 5)	X
	Tax account			X
	Other account			X

2.	Listing of unpaid post-petition debts			X
(include unpaid professional fees and interest owed)

3.	Have any payments been made to secured creditors or lessors?		X
(If yes — attach listing of payments made)

4.	(a) Have any payments been made to officers, shareholders, insiders,	X
relatives or professionals? See Attached Payroll Summaries
(If yes — attach listing of payments made)
	(b) Were these payments approved by the court?	X

5.	(a) Have any payments been made on prepetition debts?		X
(If yes — attach listing of payments made)
(b) Were these payments approved by the court?

6.	Do you carry insurance coverage of any kind?	X
Attach copies of declaration pages (Data Previously Provided )
Note: If you have previously submitted copies of declaration pages & there have been no changes in coverage initial here (no copies needed)

7.	Have U.S. Trustee quarterly fees been paid?	X
(If yes — attach listing of payments made)
(If no — attach explanation)
DECLARATION OF DEBTOR
I certify under penalty of perjury that the foregoing is true and correct.

December 7, 2009	/s/ David A. Heaberlin

Execution Date	Debtor in Possession (Signature)
I have reviewed the Monthly Report of Operations and, after making reasonable inquiry, believe that the information is true and correct.
/s/ David A. Heaberlin, CFO

(Signature of Preparer — Attorney or Accountant)

Capital Corp of the West
09-14298-B-11F

Cash/Bank Account	Beginning Balance	(See Note 10)		Transfers	Ending Balance
Bank & Acct #	31-Oct-09	Receipts	Disbursements	in (+)/out (-)	30-Nov-09
Citibank DIP Accounts (Active as of June 4, 2009):	$—				$—
Operating A/C # 9951707360	$6,356,049.34	$32,414.04	$49,744.32	$—	$6,338,719.06
Federal Tax Refund A/C # 9951707387 (See Note 7 Below)	$50,000.00	$—	$—	$—	$50,000.00
California Tax Refund A/C # 9951707416	$100.00	$—	$—	$—	$100.00
Insurance Refund A/C # 9951707424	$375,339.51	$—	$—	$—	$375,339.51
	$—				$—

Total	$6,781,488.85	$32,414.04	$49,744.32	$—	$6,764,158.57

Notes:

1.	All cash accounts (including petty cash) should be reflected on spreadsheet

2.	Transfers must total zero

3.	Total ending cash on hand must be supported by detailed registers, bank recs, balance sheet, etc.

4.	Net change in cash (receipts less disbursements) must be supported by detailed registers and Schedule A.

5.	Schedules C, D and/or E need not be completed if this spreadsheet is used. Notation should be made on Schedules C, D and/or E to “see attached spreadsheet.”

6.	Beg balance must agree with the prior month’s ending balance or, for the first month only, this amount should agree with the cash on hand as of the filing date.

7.	The Debtor has established segregated bank accounts pursuant to a Stipulation between Capital Corp of the West (the Debtor), the Creditor’s Committee and the Federal Deposit Insurance Corporation regarding certain Federal and State of California income tax refunds. This Stipulation was filed on October 20, 2009 and approved by the Court by an Order dated November 2, 2009. The Citibank Account No. 9951707387 (shown above) constitutes the Escrow Account pursuant to the Stipulation, pursuant to the Stipulation. As of November 30, 2009, a $50,000 Federal Income Tax 2008 related refund and a $30,800 California Tax 2008 related refund (See Note 10) represent the only refunds received by the Debtor thus far.

8.	The Debtor has filed Federal and California tax refund requests in the amount of $10,056 million and $2.324 million, respectively. The Federal tax refund is currently anticipated to be received in December or the First Quarter of 2010. The California tax refunds are currently being subjected to a State of California examination which the Debtor expects will be completed during the first quarter of 2010. The above amounts are based on the best information available from the Debtor’s accountants and tax consultants at this time. Given that the Debtor has not yet received these funds and the California refunds are being subjected to audit, the actual recovery on these tax refunds is still uncertain. Given this uncertainty regarding the timing of the actual receipt and the issues discussed in the Stipulation, these tax refunds have not been included in the Balance Sheet of the Debtor included herein. The Debtor expects to re-evaluate the appropriateness of the inclusion of same upon the actual receipt of these refunds.

9.	The November 30, 2009 and the October 31, 2009 Balance Sheets reflect $3,500 in Priority Claims related to certain Deferred Compensation claims representing payments deferred within the six month period immediately preceding the Debtor’s Bankruptcy Petition.

10.	Receipts this month represent a $30,800 tax refund from the State of California related to the 2008 tax year and a $1,614.04 refund of an unused legal retainer from a law firm previously utilized by the Debtor.

Capital Corp of the West
Profit & Loss
November 2009
Cash Basis

	Nov 09	Oct 09	$ Change
Income
Refunds
Legal Fee Retainers	1,614.04	0.00	1,614.04
Tax Refunds
California Tax Refunds	30,800.00	0.00	30,800.00

Total Tax Refunds	30,800.00	0.00	30,800.00

Total Refunds	32,414.04	0.00	32,414.04

Total Income	32,414.04	0.00	32,414.04

Expense
Compensation Costs	33,365.24	42,279.51	-8,914.27
Computer and Internet Expenses	3,149.69	411.80	2,737.89
Office Supplies	233.71	278.38	-44.67
Professional Fees
Creditor’s Committee Legal Fees	0.00	4,167.45	-4,167.45
Tax Return Preparation	70.00	0.00	70.00

Total Professional Fees	70.00	4,167.45	-4,097.45

Public Disclosure Issuance Cost	10,475.49	3,840.00	6,635.49
Rent Expense	1,295.00	1,280.00	15.00
Shareholder Registration & Main	995.00	0.00	995.00
Telephone Expense	160.19	260.00	-99.81
Travel Expense	0.00	67.70	-67.70
U. S. Trustee Fees	0.00	1,950.00	-1,950.00

Total Expense	49,744.32	54,534.84	-4,790.52

Net Income	-17,330.28	-54,534.84	37,204.56

Capital Corp of the West
Profit & Loss Detail
Cash Basis	November 2009

Type	Date	Num	Name	Memo	Clr	Split	Original Amount	Paid Amount	Balance
Income
Refunds
Legal Fee Retainers
Deposit	11/10/2009			Rutan & Tuc		Opearting Ac	1,614.04	1,614.04	1,614.04

Total Legal Fee Retainers								1,614.04	1,614.04
Tax Refunds
California Tax Refunds
Deposit	11/10/2009			2008 Califor		Opearting Ac	30,800.00	30,800.00	30,800.00

Total California Tax Refunds								30,800.00	30,800.00

Total Tax Refunds								30,800.00	30,800.00

Total Refunds								32,414.04	32,414.04

Total Income								32,414.04	32,414.04
Expense
Compensation Costs
Check	11/2/2009	0000	Administaff	Week Ende		Opearting Ac	8,473.20	8,473.20	8,473.20
Check	11/9/2009	0000	Administaff			Opearting Ac	8,473.20	8,473.20	16,946.40
Check	11/17/2009	0000	Administaff			Opearting Ac	8,458.95	8,458.95	25,405.35
Deposit	11/18/2009			Deposit		Opearting Ac	-513.30	-513.30	24,892.05
Check	11/20/2009	0000	Administaff			Opearting Ac	8,473.19	8,473.19	33,365.24

Total Compensation Costs								33,365.24	33,365.24
Computer and Internet Expenses
Check	11/2/2009	5052	Comcast	Service Nov		Opearting Ac	307.53	307.53	307.53
Check	11/30/2009	5047	JAS Development			Opearting Ac	1,326.91	1,326.91	1,634.44
Check	11/30/2009	5048	David Heaberlin			Opearting Ac	1,515.25	1,515.25	3,149.69

Total Computer and Internet Expenses								3,149.69	3,149.69
Office Supplies
Check	11/30/2009	5048	David Heaberlin			Opearting Ac	233.71	233.71	233.71

Total Office Supplies								233.71	233.71
Professional Fees
Tax Return Preparation
Check	11/19/2009	5046	The Stanislaus Alli			Opearting Ac	70.00	70.00	70.00

Total Tax Return Preparation								70.00	70.00

Total Professional Fees								70.00	70.00
Public Disclosure Issuance Cost
Check	11/12/2009	0000	Broadridge Investo			Opearting Ac	5,014.77	5,014.77	5,014.77
Check	11/30/2009	5049	Bowne of Los Ang			Opearting Ac	1,695.00	1,695.00	6,709.77
Check	11/30/2009	5050	Georgeson			Opearting Ac	479.72	479.72	7,189.49
Check	11/30/2009	5054	Computershare			Opearting Ac	3,286.00	3,286.00	10,475.49

Total Public Disclosure Issuance Cost								10,475.49	10,475.49
Rent Expense
Check	11/2/2009	5051	Bear Breek Plaza	November,		Opearting Ac	1,280.00	1,280.00	1,280.00
Check	11/30/2009	5048	David Heaberlin			Opearting Ac	15.00	15.00	1,295.00

Total Rent Expense								1,295.00	1,295.00
Shareholder Registration & Main
Check	11/30/2009	5054	Computershare			Opearting Ac	995.00	995.00	995.00

Total Shareholder Registration & Main								995.00	995.00
Telephone Expense
Check	11/5/2009	5053	AT Conference	Service Oct		Opearting Ac	101.50	101.50	101.50
Check	11/30/2009	5048	David Heaberlin			Opearting Ac	46.27	46.27	147.77
Check	11/30/2009	5055	AT Conference			Opearting Ac	12.42	12.42	160.19

Total Telephone Expense								160.19	160.19

Total Expense								49,744.32	49,744.32

Net Income								-17,330.28	-17,330.28

Schedule J - Question 1

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3060843
2801 G ST	Payroll Date: 11/6/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 11/2/2009	Period: 10/31/2009 through 11/6/2009
Billing Groups:

No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	1	5.92	$8,000.00	$8,473.20

Total Summary:		1		$8,000.00	$8,473.20

Total additional charges or credits:					$0.00
Payroll amount due from client:					$8,473.20

TOTAL amount due from client:					$8,473.20

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

					Direct Deposit Gross Pay:				$8,000.00
					Check Gross Pay:				$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - November 6, 2009

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3066199
2801 G ST	Payroll Date: 11/13/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 11/9/2009	Period: 11/7/2009 through 11/13/2009
Billing Groups:

No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	1	5.92	$8,000.00	$8,473.20

Total Summary:		1		$8,000.00	$8,473.20

Total additional charges or credits:					$0.00
Payroll amount due from client:					$8,473.20

TOTAL amount due from client:					$8,473.20

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

					Direct Deposit Gross Pay:				$8,000.00
					Check Gross Pay:				$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - November 13, 2009

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3070049
2801 G ST	Payroll Date: 11/20/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 11/13/2009	Period: 11/14/2009 through 11/20/2009
Billing Groups:

No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	1	5.91	$8,000.00	$8,473.19

Total Summary:		1		$8,000.00	$8,473.19

Total additional charges or credits:					$0.00
Payroll amount due from client:					$8,473.19

TOTAL amount due from client:					$8,473.19

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.91%	$8,000.00

					Direct Deposit Gross Pay:				$8,000.00
					Check Gross Pay:				$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - November 20, 2009

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3074806
2801 G ST	Payroll Date: 11/27/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR - 1
Report Date: 11/20/2009	Period: 11/21/2009 through 11/27/2009

Billing	Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	1	5.92	$8,000.00	$8,473.20

Total Summary:		1		$8,000.00	$8,473.20

Total additional charges or credits:					$0.00
Payroll amount due from client:					$8,473.20

TOTAL amount due from client:					$8,473.20

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$8,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit
DD	Direct Deposit
D	Dental Only
NH	New Hire
EP	EPaystub
C	W/C Cap
E	Employee Coverage
S	Employee & Spouse Coverage
C	Employee & Child Coverage
F	Employee & Family Coverage
K	Employee & Children Coverage
W	Coverage Waived
I	Coverage Not Available
Schedule J — Question 4(a)
Payroll Date — November 27, 2009

Capital Corp of the West
Balance Sheet
As of November 30, 2009
Cash Basis

	Nov 30, 09	Oct 30, 09	$ Change
ASSETS
Current Assets
Checking/Savings
Citibank -Debtor In Possession
CA State Tax Refund Acct	100.00	100.00	0.00
Federal Tax Refund Acct	50,000.00	50,000.00	0.00
Insurance Refund Acct	375,339.51	375,339.51	0.00
Opearting Account	6,338,719.06	6,356,049.34	-17,330.28

Total Citibank -Debtor In Possession	6,764,158.57	6,781,488.85	-17,330.28

Total Checking/Savings	6,764,158.57	6,781,488.85	-17,330.28

Total Current Assets	6,764,158.57	6,781,488.85	-17,330.28

Fixed Assets
Furniture and Equipment
Computers	4,299.75	4,299.75	0.00
Furniture	1,662.38	1,662.38	0.00

Total Furniture and Equipment	5,962.13	5,962.13	0.00

Total Fixed Assets	5,962.13	5,962.13	0.00

TOTAL ASSETS	6,770,120.70	6,787,450.98	-17,330.28

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Priority Claims
Deferred Compensation	3,500.00	0.00	3,500.00

Total Priority Claims	3,500.00	0.00	3,500.00

Undisputed Claims Received
Bay View — Deferred Purchase
Deferred Purchase Price	1,373,139.48	1,373,139.48	0.00
Interest on Deferral	130,880.88	130,880.88	0.00

Total Bay View — Deferred Purchase	1,504,020.36	1,504,020.36	0.00

Compensation Related Claims	1,879,853.00	1,879,853.00	0.00
County Staturtory Trust I
Interest	751,608.00	751,608.00	0.00
Principal	6,186,000.00	6,186,000.00	0.00

Total County Staturtory Trust I	6,937,608.00	6,937,608.00	0.00

County Statutory Trust II
Interest	537,166.00	537,166.00	0.00
Principal	10,310,000.00	10,310,000.00	0.00

Total County Statutory Trust II	10,847,166.00	10,847,166.00	0.00

County Statutory Trust III
Interest	744,779.00	744,779.00	0.00
Principal	15,464,000.00	15,464,000.00	0.00

Total County Statutory Trust III	16,208,779.00	16,208,779.00	0.00

County Statutory Trust IV
Interest	1,752,346.00	1,752,346.00	0.00
Principal	25,774,000.00	25,774,000.00	0.00

Total County Statutory Trust IV	27,526,346.00	27,526,346.00	0.00

Creditor Claims	19,167.00	19,167.00	0.00

Total Undisputed Claims Received	64,922,939.36	64,922,939.36	0.00

Total Other Current Liabilities	64,926,439.36	64,922,939.36	3,500.00

Total Current Liabilities	64,926,439.36	64,922,939.36	3,500.00

Total Liabilities	64,926,439.36	64,922,939.36	3,500.00

Equity
Opening Balance Equity	-64,926,439.36	-64,922,939.36	-3,500.00
Net Income	6,770,120.70	6,787,450.98	-17,330.28

Total Equity	-58,156,318.66	-58,135,488.38	-20,830.28

TOTAL LIABILITIES & EQUITY	6,770,120.70	6,787,450.98	-17,330.28

Capital Corp of the West
Reconciliation Detail
Operating Account, Period Ending 11/30/2009

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						6,360,216.79
Cleared Transactions
Checks and Payments — 9 items
Check	10/20/2009	5042	Klein, Denateli, Gol...	X	-4,167.45	-4,167.45
Check	11/2/2009	0000	Administaff	X	-8,473.20	-12,640.65
Check	11/2/2009	5051	Bear Breek Plaza	X	-1,280.00	-13,920.65
Check	11/2/2009	5052	Comcast	X	-307.53	-14,228.18
Check	11/5/2009	5053	AT Conference	X	-101.50	-14,329.68
Check	11/9/2009	0000	Administaff	X	-8,473.20	-22,802.88
Check	11/12/2009	0000	Broadridge Investor...	X	-5,014.77	-27,817.65
Check	11/17/2009	0000	Administaff	X	-8,458.95	-36,276.60
Check	11/20/2009	0000	Administaff	X	-8,473.19	-44,749.79

Total Checks and Payments					-44,749.79	-44,749.79

Deposits and Credits — 3 items
Deposit	11/10/2009			X	1,614.04	1,614.04
Deposit	11/10/2009			X	30,800.00	32,414.04
Deposit	11/18/2009			X	513.30	32,927.34

Total Deposits and Credits					32,927.34	32,927.34

Total Cleared Transactions					-11,822.45	-11,822.45

Cleared Balance					-11,822.45	6,348,394.34

Uncleared Transactions
Checks and Payments — 7 items
Check	11/19/2009	5046	The Stanislaus Allia...		-70.00	-70.00
Check	11/30/2009	5054	Computershare		-4,281.00	-4,351.00
Check	11/30/2009	5048	David Heaberlin		-1,810.23	-6,161.23
Check	11/30/2009	5049	Bowne of Los Angel...		-1,695.00	-7,856.23
Check	11/30/2009	5047	JAS Development...		-1,326.91	-9,183.14
Check	11/30/2009	5050	Georgeson		-479.72	-9,662.86
Check	11/30/2009	5055	AT Conference		-12.42	-9,675.28

Total Checks and Payments					-9,675.28	-9,675.28

Total Uncleared Transactions					-9,675.28	-9,675.28

Register Balance as of 11/30/2009					-21,497.73	6,338,719.06

Ending Balance					-21,497.73	6,338,719.06

DIP Operating Account
November Reconciliation

Citibank Client Services 587	000001/R1/20F000/0
PO Box 769013	004
San Antonio, TX 78245-9013	CITIBANK, N. A.
Account
9951707360
DIP — CAPITAL CORP OF THE WEST — DIP	Statement Period
OPERATING ACCOUNT	Nov. 1 - Nov. 30, 2009
C/O DAVID HEABERLIN	Relationship Manager
2801 G STREET	Gaudino, Bruce
MERCED CA 95340	(212) 559-6055
CitiBusiness® ACCOUNT AS OF NOVEMBER 30, 2009
Relationship Summary:

Checking	$6,773,833.85

Savings	—

Investments (not FDIC insured)	—

Checking Plus	—

Checking	Balance

CitiBusiness Checking 9951707360	$6,348,394.34
CitiBusiness Checking 9951707387	$50,000.00
CitiBusiness Checking 9951707416	$100.00
CitiBusiness Checking 9951707424	$375,339.51

Total Checking at Citibank	$6,773,833.85

Help protect yourself from online fraud
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SERVICE CHARGE SUMMARY FROM OCTOBER 1, 2009 THRU OCTOBER 31, 2009

Type of Charge	No./Units	Price/Unit	Amount

CITIBUSINESS CHECKING # 9951707360

Average Daily Collected Balance			$6,383,687.04

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00
CHECKS PAID	8	.2000	1.60
DEPOSIT TICKETS	1	.2000	0.20

CITI BUSINESS ONLINE
CBOL — OUT. DOMESTIC WIRE TXFR	4	12.5000	50.00

Total Charges for Services			$71.80

CITIBUSINESS CHECKING # 9951707387

Average Daily Collected Balance			$50,000.00

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360	Page 2 of 3	000002/R1/20F000/0
OPERATING ACCOUNT	Statement Period - Nov. 1 - Nov. 30, 2009
SERVICE CHARGE SUMMARY FROM OCTOBER 1, 2009 THRU OCTOBER 31, 2009

Type of Charge	No./Units	Price/Unit	Amount

Total Charges for Services			$20.00

CITIBUSINESS CHECKING # 9951707416

Average Daily Collected Balance			$100.00

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00

Total Charges for Services			$20.00

CITIBUSINESS CHECKING # 9951707424

Average Daily Collected Balance			$375,339.51

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00

Total Charges for Services			$20.00

Total Non-Interest Bearing Account Charges			$131.80

Average collected balances			$6,809,126.55
Less 10% reserve requirement			$680,912.65
Balances eligible for Earnings Credit			$6,128,213.90

Earnings Credit allowance at 0.50000%			$131.80	[1]
Charges Subject to Earnings Credit			$131.80

Net Service Charge			$0.00

1	- Maximum Earnings Credit cannot exceed monthly fees eligible for offset
CHECKING ACTIVITY

CitiBusiness Checking

9951707360	Beginning Balance:	$6,360,216.79
	Ending Balance:	$6,348,394.34

Date	Description	Debits	Credits	Balance

11/02	CBUSOL TRANSFER DEBIT	8,473.20		6,351,743.59
	WIRE TO Administaff Companes, Inc.
11/04	CHECK NO: 5042	4,167.45		6,347,576.14
11/05	CHECK NO: 5051	1,280.00		6,346,296.14
11/09	CBUSOL TRANSFER DEBIT	8,473.20		6,337,822.94
	WIRE TO Administaff Companes, Inc.
11/09	CHECK NO: 5052	307.53		6,337,515.41
11/10	DEPOSIT		30,800.00	6,368,315.41
11/10	DEPOSIT		1,614.04	6,369,929.45
11/12	CBUSOL TRANSFER DEBIT	5,014.77		6,364,914.68
	WIRE TO Broadridge Investo Com. Solutions
11/12	CHECK NO: 5053	101.50		6,364,813.18
11/17	CBUSOL TRANSFER DEBIT	8,458.95		6,356,354.23
	WIRE TO Administaff Companes, Inc.
11/18	DEPOSIT		513.30	6,356,867.53
11/20	CBUSOL TRANSFER DEBIT	8,473.19		6,348,394.34
	WIRE TO Administaff Companes, Inc.
	Total Debits/Credits	44,749.79	32,927.34

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360	Page 3 of 3	000003/r1/20f000/0
OPERATING ACCOUNT	Statement Period - Nov. 1 - Nov. 30, 2009
CHECKING ACTIVITY
Checks Paid

Check	Date	Amount	Check		Date	Amount	Check	Date	Amount	Check	Date	Amount
5042	11/04	4,167.45	5051	*	11/05	1,280.00	5052	11/09	307.53	5053	11/12	101.50

*	Indicates gap in check number sequence Number Checks Paid: 4 Totaling: $5,856.48

CitiBusiness Checking

9951707387	Beginning Balance:	$50,000.00
	Ending Balance:	$50,000.00

CitiBusiness Checking

9951707416	Beginning Balance:	$100.00
	Ending Balance:	$100.00

CitiBusiness Checking

9951707424	Beginning Balance:	$375,339.51
	Ending Balance:	$375,339.51
CUSTOMER SERVICE INFORMATION

IF YOU HAVE QUESTIONS ON:	YOU CAN CALL:	YOU CAN WRITE:

Checking	877-528-0990	CitiBusiness
	(For Speech and Hearing	100 Citibank Drive
	Impaired Customers Only	San Antonio, TX 78245-9966
TDD: 800-945-0258)
For change in address, call your account officer or visit your branch.